Statement of Additional Information Supplement
John Hancock Funds II
Global Equity Fund (the fund)
Supplement dated November 30, 2023 to the current Statement of Additional Information, as may be supplemented (the SAI)
Effective immediately, Edward Ritchie, ASIP, is added as a portfolio manager of the fund. Paul Boyne, Stephen Hermsdorf and Felicity Smith will continue as portfolio managers of the fund and, together with Edward Ritchie, ASIP, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Accordingly, effective immediately, the following information regarding Mr. Ritchie supplements the information presented in Appendix B - Portfolio Manager Information, which provides additional information about the portfolio managers of the subadvisor, Manulife Investment Management (US) LLC.
Portfolio Managers and Other Accounts Managed
The following table reflects information regarding other accounts for which Edward Ritchie has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is Edward Ritchie’s investment in the fund and similarly managed accounts.
The following table reflects information as of October 31, 2023:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Edward Ritchie	1	271	7	682	2	808
Performance-Based Fees for Other Accounts Managed. Of the accounts in the table listed above, those for which the subadvisor receives a fee based on investment performance are listed in the table below:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Edward Ritchie	0	0	0	0	1	705
Ownership of the Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by Edward Ritchie as of October 31, 2023. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio manager that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Edward Ritchie’s ownership of fund shares is stated in the footnote that follows the table.
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Portfolio Manager	Dollar Range of Shares Owned
Global Equity Fund[4]
Edward Ritchie	None
4
As of October 31, 2023, Edward Ritchie beneficially owned $0 of the fund.
You should read this supplement in conjunction with the SAI and retain it for your future reference.